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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 17, 1999

               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-12, Mortgage Pass-Through Certificates, Series 1999-12).

                                  CWMBS, INC.

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            (Exact name of registrant as specified in its charter)

        Delaware                      333-72655                95-4449516
----------------------------         -----------            ------------------
(State of Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

              4500 Park Granada
              Calabasas, California                                91302
            --------------------------                           ----------
            (Address of Principal                                (Zip Code)
              Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240

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Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-12, Greenwich Capital Markets, Inc. ("Greenwich Capital"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Greenwich Capital Computational Materials") for distribution to its potential investors. In addition Donaldson, Lufkin & Jenrette Securities Corporation ("Donaldson, Lufkin & Jenrette"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Donaldson, Lufkin & Jenrette Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital and Donaldson, Lufkin & Jenrette with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Greenwich Capital Computational Materials or the Donaldson, Lufkin & Jenrette Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Greenwich Capital Computational Materials, listed as Exhibit 99.1 hereto and the Donaldson, Lufkin & Jenrette Computational Materials listed as Exhibit
99.2 hereto, are filed on Form SE dated September 23, 1999.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated September 17, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-12.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          99.1. Greenwich Capital Computational Materials filed on Form SE dated September 23, 1999.

          99.2. Donaldson Lufkin & Jenrette Computational Materials filed on Form SE dated September 23, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.

                                  By: /s/ Celia Coulter
                                      -----------------
                                      Celia Coulter
                                      Vice President

Dated:  September 23, 1999


                                 Exhibit Index

Exhibit                                                                 Page

99.1.    Greenwich Capital Computational Materials filed on
         Form SE dated September 23, 1999.                               6


99.2.    Donaldson, Lufkin & Jenrette Computational Materials
        filed on Form SE dated September 23, 1999.                       7



                                 EXHIBIT 99.1

          Greenwich Capital Computational Materials filed
                     on Form SE dated September 23, 1999.



                                 EXHIBIT 99.2

          Donaldson, Lufkin & Jenrette Computational Materials filed on Form SE dated September 23, 1999.


                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                   September 23, 1999

BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:  CWMBS, Inc.
              CHL Mortgage Pass-Through Trust 1999-12
              Mortgage Pass-Through Certificates,
              Series 1999-12
              ---------------------------------------

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                               Very truly yours,

                                               /s/ Amy Sunshine

                                               Amy Sunshine

Enclosure